UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report: June 5, 2012

(Date of earliest event reported)

Oragenics, Inc

(Exact name of registrant as specified in its charter)

FL	001-32188	59-3410522
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3000 Bayport Drive, Suite 685 Tampa, FL		33607
(Address of principal executive offices)		(Zip Code)

813-286-7900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 5, 2012, Oragenics, Inc. (the “Company”) entered into a worldwide exclusive channel collaboration with Intrexon Corporation (“Intrexon”) through which the Company intends to develop and commercialize lantibiotics, a novel class of broad spectrum antibiotics, as active pharmaceutical ingredients (API) for the treatment of infectious diseases in humans and companion animals. The Company and Intrexon entered into an Exclusive Channel Collaboration Agreement (the “ECC”) and contemporaneously with the ECC, the Company and Intrexon entered into a Stock Issuance Agreement (“SIA”) which authorized the issuance of the Technology Access Fee (as defined below) and future stock issuance of Company’s common stock to Intrexon upon the achievement of designated milestones. In addition, on June 5, 2012, the Koski Family Limited Partnership (“KFLP”), an accredited investor and the Company’s largest shareholder and secured lender under that certain Loan agreement dated March 23, 2012, as a condition to its consent to the ECC and SIA entered into an amendment to the Security Agreement (“First Amendment to Security Agreement”), which was approved by the Company’s disinterested directors.

The Exclusive Channel Collaboration Agreement

The ECC governs the “channel collaboration” arrangement in which the Company will use Intrexon’s advanced transgene and cell engineering platforms for the development and production of lantibiotics, a class of peptide antibiotics that are naturally produced in Gram-positive bacteria and contain the characteristic polycyclic thioether amino acids lanthionine and methyllanthonine.

The ECC provides for the establishment of committees comprised of Company and Intrexon representatives that will govern activities in the areas of project establishment, chemistry, manufacturing and controls, clinical and regulatory matters, commercialization efforts and intellectual property.

The ECC grants the Company an exclusive worldwide license to utilize Intrexon’s modular genetic engineering platform for the development of API and drug products involving the direct administration to humans or companion animals of a lantibiotic for the prevention or treatment of infectious disease.

Under the ECC, and subject to certain exceptions, the Company is responsible for, among other things, funding the further anticipated development of lantibiotics toward the goal of commercialization, conducting preclinical and clinical development of candidate lantibiotics, as well as for other aspects of manufacturing and the commercialization of the product(s). Among other things, Intrexon is responsible for technology discovery efforts, cell-engineering development, and certain aspects of the manufacturing process.

Subject to certain expense allocations, the Company will pay Intrexon 25% of the gross quarterly profits derived from the sale of products developed from the exclusive channel collaboration.

In addition, in partial consideration for each party’s execution and delivery of the ECC, the Company entered into the SIA.

During the first 18 months, neither the Company nor Intrexon may terminate the ECC, except under limited circumstances. Following the first 18 months, the Company may voluntarily terminate the Channel Agreement upon 90 days written notice to Intrexon. Following the first 18 months, Intrexon may also terminate the ECC if the Company breaches and fails to cure the breach within 60 days or the Company does not pursue development of the Superior Therapy under the Lantibiotics identified by Intrexon that is a “Superior Therapy” as defined in the ECC.

Upon termination of the ECC, the Company may continue to develop and commercialize any Company Product that, at the time of termination that satisfies at least one of the following criteria (i) the particular Company Product is being sold by the Company triggering profit sharing payments under the ECC to Intrexon; (ii) the particular Company Product has received regulatory approval; (iii) the particular Company Product is a subject of an application for regulatory approval in the Field covered by the ECC that is pending before the applicable regulatory authority; and (iv) the particular Company Product is the subject of at least an ongoing Phase 1, Phase 2 or Phase 3 clinical trial in the Field.

The foregoing description of the ECC is qualified in its entirety by reference to such agreement which is filed as Exhibit 10.1 with portions omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment. The benefits of the representations and warranties set forth in the ECC are intended to be relied upon by the parties to such agreements only and, except as otherwise expressly provided therein, do not constitute continuing representations and warranties to any other party or for any other purpose.

The Stock Issuance Agreement and Certain Registration Rights

Pursuant to the SIA the Company issued to Intrexon 4,392,245 shares of the Company common stock (the “Technology Access Fee”), in consideration for the execution and delivery of the ECC.

The Company has also agreed to make certain payments to Intrexon upon the Company’s achievement of designated milestones in the form of shares of Company Common Stock or at the Company’s option make a cash payment to Intrexon (based upon the fair market value of the shares otherwise required to be issues). The milestone events and amounts payable are as follows: (i) filing of the first Investigational New Drug application with the U.S. Food and Drug Administration that number of Shares equal to the number of shares of Common Stock comprising 1.0% of the Base Shares ; (ii) upon the dosing of the first patient in the first Phase 2 clinical study, that number of Shares equal to the number of shares of Common Stock comprising 1.5% of the Base Shares; (iii) upon the dosing of the first patient in the first Phase 3 clinical study, that number of Shares equal to the number of shares of Common Stock comprising 2% of the Base Shares; (iv) upon the filing of the first New Drug Application (“NDA”) or Biologics License Application (“BLA”) with the U.S. Food and Drug Administration for an Company Product, or alternatively the filing of the first equivalent regulatory filing with a foreign regulatory agency, that number of Shares equal to the number of shares of Common Stock comprising 2.5% of the Base Shares; and (v) upon the granting of the first regulatory approval of an Oragenics Product, that number of Shares (the equal to the number of shares of Common Stock comprising 3% of the Base Shares.

Base Shares is defined in the SIA to mean (i) the number of shares of Company common stock together with any securities or instruments convertible or exercisable for shares of common stock issued and outstanding at the time of the relevant Milestone Event, (ii) minus any shares issuable upon conversion of capital inducement securities. Capital Inducement Securities is defined in the SIA to mean warrants or other convertible securities of the Company issued to investors in connection with a debt or equity investment in the Company that are issued in addition to the primary investment securities and in an amount not to exceed 10% of the overall number of shares issued in the investment (on an as-converted to common stock basis).

Under the SIA, Intrexon is entitled, at its election, to participate in future securities offerings of the Company that constitute “Qualified Financings” and purchase securities equal to 30% of the number of shares of common stock or other securities sold in such offering. For this purpose, a “Qualified Financing” means a sale of common stock or equity securities convertible into common stock in a public or private offering, raising gross proceeds of at least $1,000,000, where the sale of shares is either registered under the Securities Act of 1933, as amended (the “Securities Act”), at the time of issuance or the Company agrees to register the resale of such shares.

The SIA contains a standstill provision pursuant to which, among other things, Intrexon has agreed that, for a period of three years, subject to certain exceptions and unless invited in writing by the Company to do so, neither Intrexon nor its affiliates will, directly or indirectly: (i) effect or seek, initiate, offer or propose to effect, or cause or participate in any acquisition of securities or assets of the Company; any tender or exchange offer, merger, consolidation or other business combination involving the Company; any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to the Company; or any “solicitation” of “proxies” or consents to vote any voting securities of the Company, or in any way advise or, assist any other person in doing so; (ii) form, join or in any way participate in a “group” with respect to any securities of the Company; (iii) otherwise act to seek to control or influence the management, Board of Directors or policies of the Company; (iv) take any action reasonably expected to force the Company to make a public announcement regarding any such matters; or (v) enter into any agreements, discussions or arrangements with any third party with respect to any of the foregoing.

If, at any time, the Company proposes to file a registration statement under the Securities Act, other than a registration relating solely to employee benefit plans or Rule 145 transactions, with respect to an underwritten offering for its own account of any class of securities of the Company (a “Registration Statement”), then each such time, the Company shall give written notice of such intention to file a Registration Statement (a “Piggyback Notice”) to Intrexon at least five (5) days before the anticipated filing date. The Piggyback Notice shall describe the number of shares to be registered and the intended method of distribution and offer Intrexon the opportunity to register pursuant to such Registration Statement such shares held by Intrexon (the “Registrable Shares”) as Intrexon may request in writing to the Company within five (5) days after the date Intrexon first received the Piggyback Notice (a “Piggyback Registration”). The Piggyback Registration rights shall be subject ratably to potential underwriter’s limitations set forth herein. The Company shall take all reasonable steps to include in the Registration Statement the Registrable Shares which the Company has been so requested to register by Intrexon. The Company shall be entitled to suspend or withdraw a Registration Statement prior to its becoming effective. If the managing underwriter with respect to such an offering advises the Company in writing that the inclusion of all or any portion of the Registrable Shares which Intrexon has requested to be included in the Registration Statement would materially jeopardize the success of the offering, then the Company shall be required to include in the underwriting only that number of Registrable Shares which the underwriter advises the Company in writing may be sold without materially jeopardizing the offering. If Intrexon disapproves of the terms of any such underwriting may elect to withdraw its Registrable Shares from it by written notice to the Company and the underwriter. Intrexon also agrees to be subject to any lock-up agreements reasonably requested by a managing underwriter so long as the Company shares held by the Company’s largest shareholder are also subject to a similar lock-up agreement. The Company shall not grant registration rights to any other holder or prospective holder of its securities in connection with a private placement of the Company’s securities unless, (i) all shares held by Intrexon are, at the time of such private placement, included on a Registration Statement, or (ii) the Company agrees, in connection with such private placement, to grant Intrexon the right to include on the Registration Statement a number of Intrexon’s Registrable Shares equal to one half of the number of shares to be registered on behalf of the other holder or prospective holder.

The foregoing description of the SIA is qualified in its entirety by reference to such agreement which is filed as Exhibit 10.2 to this Current Report and incorporated herein by reference. The benefits of the representations and warranties set forth in the SIA are intended to be relied upon by the parties to such agreements only and, except as otherwise expressly provided therein, do not constitute continuing representations and warranties to any other party or for any other purpose.

The First Amendment to Security Agreement

The First Amendment to the Security Agreement: (i) excludes and releases in-licensed technologies licensed from the University of Florida Research Foundation from the collateral securing the loan made to the Company pursuant to the Loan Agreement; (ii) added the Company’s Differentially Protected Orthogonal Lanthionine Technology (“DPOLT”) technology to the Collateral securing the loan made to the Company pursuant to the Loan Agreement; and (iii) provided the KFLP with the ability, so long as the Loan Agreements are in force and effect, to cure any claimed breach of the ECC by Intrexon and receive an assignment of the ECC from the Company of the ECC Agreement that Intrexon agreed to as part of the ECC Agreement.

The foregoing description of the First Amendment to the Security Agreement is qualified in its entirety by reference to such agreement, which is filed as Exhibit 10.3 to this Current Report, and incorporated herein by reference.

The press release dated June 6, 2012 announcing the transactions described above is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure in Item 1.01 is incorporated herein by reference thereto. The Technology Access Fee and Base Shares issuances will not be registered under the Securities Act at the time of issuance, and therefore may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. For these issuances, the Company is relying on the exemption from federal registration under Section 4(2) of the Securities Act, based on the Company’s belief that the issuance of the Shares have not and will not involve a public offering as Intrexon is an “accredited investor” as defined under Section 501 promulgated under the Securities Act and no general solicitation has been involved in the offering.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Exclusive Channel Collaboration Agreement by and between Oragenics, Inc. and Intrexon Corporation dated as of June 5, 2012.**

10.2	Stock Issuance Agreement by and between Oragenics, Inc. and Intrexon Corporation dated as of June 5, 2012.

10.3	First Amendment to Security Agreement by and between Oragenics, Inc and the Koski Family Limited Partnership dated June 5, 2012.

99.1	Press Release dated June 6, 2012

**	Confidential treatment has been requested for the redacted portions of this exhibit pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 11th day of June 2012.

ORAGENICS, INC. (Registrant)

BY:	/s/ Michael Sullivan
Michael Sullivan
Chief Financial Officer